Income Taxes	9 Months Ended	12 Months Ended
	Mar. 31, 2026	Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income Taxes
10.
Income Taxes

The Company is taxed as a subchapter C corporation and, therefore, is subject to federal, state and local income taxes. The Company’s sole material asset is its investment in Opco, which is a limited liability company that is taxed as a partnership for U.S. federal and certain state and local income tax purposes. Opco includes disregarded entities whose net taxable income and related tax credits, if any, are passed through to its members and included in the member’s tax returns, along with a subchapter C corporation and foreign entities whose net taxable income are subject to federal, state and foreign taxes. Opco’s disregarded entities are subject to and report an entity-level tax in various states.

A significant portion of the earnings allocated to the non-controlling interest holders is not subject to federal and state income taxes by the Company. As a result, the Company’s effective tax rate can differ materially from the statutory rate, depending on the ownership percentage of the non-controlling interests.

Income tax expense was $4.4 million and $1.9 million for the three months ended March 31, 2026 and 2025, respectively, and $6.9 million and $4.0 million for the nine months ended March 31, 2026 and 2025, respectively. Our effective income tax rate for the three months ended March 31, 2026 and 2025 was 15.2% and 18.3%, respectively. Our effective income tax rate for the nine months ended March 31, 2026 and 2025 was 14.8% and 15.1%, respectively. For the three and nine months ended March 31, 2026 our effective income tax rate differed from the federal statutory rate of 21% primarily due to our non-controlling interest not being subject to income taxes, favorable discrete adjustments related to the filing of our 2024 federal return, and the use of R&D credits. For the three and nine months ended March 31, 2025, the effective income tax rate differed from the federal statutory rate primarily due to a large portion of our non-controlling interest not being subject to income taxes and the use of R&D credits.

In calculating the provision for interim income taxes, in accordance with ASC Topic 740, an estimated annual effective tax rate is applied to year-to-date ordinary income. At the end of each interim period, the Company estimates the effective tax rate expected to be applicable for the full fiscal year.

For annual periods, the Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. Deferred tax assets and liabilities are calculated by applying existing tax laws and the rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in the year of the enacted rate change.

The Company accounts for uncertainty in income taxes using a recognition and measurement threshold for tax positions taken or expected to be taken in a tax return, which are subject to examination by federal and state taxing authorities. The tax benefit from an uncertain tax position is recognized when it is more likely than not that the position will be sustained upon examination by taxing authorities based on the technical merits of the position. The amount of the tax benefit recognized is the largest amount of the benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The effective tax rate and the tax basis of assets and liabilities reflect management’s estimates of the ultimate outcome of various tax uncertainties. The Company recognizes penalties and interest related to uncertain tax positions within the provision (benefit) for income taxes line in the accompanying condensed consolidated statements of operations. The Company recognizes penalties and interest related to uncertain tax positions within the income tax expense line in the accompanying condensed consolidated statements of operations.

The Company files U.S. federal, certain state, and foreign income tax returns. The income tax returns of the Company are subject to examination by U.S. federal, state, and foreign taxing authorities for various time periods, depending on those jurisdictions’ rules, generally after the income tax returns are filed.

On July 4, 2025, the “One Big Beautiful Bill Act” (“Act”) was enacted into law. The Act includes changes to U.S. tax law that will be applicable to the Company beginning in calendar year 2025. These changes include provisions allowing accelerated tax deductions for qualified property and research expenditures, accelerated bonus depreciation for property and equipment, changes in calculating interest expense limitations, and other provisions.

11.
Income Taxes

The components of the Company’s income (loss) before provision for income taxes are as follows (in thousands):

	Predecessor	Successor
	Period from July 1, 2023 to October 31, 2023	Period from Inception to June 30, 2024	Year Ended June 30, 2025
U.S.	$11,432	$(25,387)	$19,901
Foreign	219	228	2,885
Income (Loss) Before Provision for Income Taxes	$11,651	$(25,159)	$22,786

The (expense) benefit for income taxes charged to operations consists of the following (in thousands):

	Predecessor	Successor
	Period from July 1, 2023 to October 31, 2023	Period from Inception to June 30, 2024	Year Ended June 30, 2025
Current expense:
Federal	$(4,224)	$(3,401)	$(17,360)
State	(395)	(215)	(2,576)
Foreign	(56)	(263)	(1,137)
	(4,675)	(3,879)	(21,073)
Deferred benefit:
Federal	1,443	6,502	14,846
State	42	3,370	331
Foreign	—	(36)	556
	1,485	9,836	15,733
Total Income Tax (Expense) Benefit	$(3,190)	$5,957	$(5,340)

Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	Successor
	June 30,
	2024	2025
Deferred tax assets:
Provision for credit losses	$360	$57
Provision for excess or obsolete inventory	1,467	492
Accrued expenses	6,873	1,012
Operating lease liabilities	23,289	13,003
Capitalized research and development costs	11,198	15,847
Research and development credits	3,317	3,138
Net operating losses	2,700	187
Disallowed business interest	1,402	1,011
Other	400	757
Deferred tax assets	51,006	35,504
Deferred tax liabilities:
Investment in Opco	—	(82,655)
Property and equipment	(3,921)	(695)
Intangible assets	(76,523)	(3,133)
Operating lease right of use asset	(22,958)	(12,140)
Other	(1,028)	(199)
Deferred tax liabilities	(104,430)	(98,822)
Deferred Tax Liability, net	$(53,424)	$(63,318)

The deferred tax liability related to the investment in Opco represents the tax effect of the difference in the book and tax basis in the investment. The Company uses the look-through method which looks to the inside basis differences of the partnership’s assets and liabilities excluding certain items such as non-deductible goodwill.

A reconciliation of income tax (expense) benefit computed at the federal statutory rate of 21% to actual income tax expense at the Company’s effective rate is as follows (in thousands):

	Predecessor	Successor
	Period from July 1, 2023 to October 31, 2023	Period from Inception to June 30, 2024	Year Ended June 30, 2025
Income tax reconciliation:
Income tax benefit (expense) at U.S. statutory rate	$(2,447)	$5,283	$(4,785)
State income taxes	(353)	2,798	(1,763)
Tax credits	474	1,750	4,542
Passthrough income not subject to income tax	527	(330)	1,878
Non-U.S. income taxed at different rate than U.S. statutory rate	(10)	(174)	(211)
Effect of outside basis difference in domestic subsidiary	—	—	(2,006)
Transaction costs	(314)	(2,641)	(438)
Increase in uncertain tax positions	—	(724)	(1,943)
Nondeductible expenses	(31)	(144)	(476)
Other	(1,036)	139	(138)
Total Income Tax (Expense) Benefit	$(3,190)	$5,957	$(5,340)

As of June 30, 2025, the Company has state income tax net operating loss (“NOL”) carryforwards of approximately $2.7 million that will expire in future years beginning in 2032 if not utilized against state taxable income. As of June 30, 2025, the Company also has state R&D Credits carryforwards of approximately $3.1 million that are not subject to expiration.

Realization of deferred tax assets is dependent upon generating sufficient taxable income of the appropriate type and in the appropriate jurisdictions. In assessing the ability to realize a portion of the deferred tax assets, management considers whether it is more likely than not that some portion or all the deferred tax assets will not be realized. At June 30, 2025, management determined no valuation allowance is necessary against its deferred tax assets, as it is more likely than not that its deferred tax assets will be utilized.

Uncertain Tax Positions

The Company accounts for uncertainty in income taxes using a recognition and measurement threshold for tax positions taken or expected to be taken in a tax return, which are subject to examination by federal, state, local and foreign taxing authorities. The tax benefit from an uncertain tax position is recognized when it is more likely than not that the position will be sustained upon examination by taxing authorities based on the technical merits of the position. The amount of the tax benefit recognized is the largest amount of the benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The effective tax rate and the tax basis of assets and liabilities reflect management’s estimates of the ultimate outcome of various tax uncertainties. As of the MGM Acquisition Date, the Company recorded a liability of $1.0 million in uncertain tax positions of which $0.2 million related to penalties and interest for research and development credits and $0.8 million related to state and local taxes, which are included in accrued expenses. As of June 30, 2024, the Company has $3.9 million of gross unrecognized tax benefits and $0.2 million of penalties and interest of which $3.2 million is included in accrued expenses. As of June 30, 2025, the Company has $6.1 million of gross unrecognized tax benefits and $0.2 million of penalties and interest of which $4.4 million is included in accrued expenses.

The Company files income tax returns in the U.S. federal jurisdiction and in multiple U.S. states. The Company and its subsidiaries are routinely examined by various U.S. taxing authorities. The Company is not subject to U.S. federal, state income tax examinations by tax authorities for years before 2020. There are currently no income tax audits in any material jurisdictions.